Exhibit 99.2
Blucora, Inc.
Supplemental Information
June 30, 2021

Blucora Consolidated Statements of Operations (Unaudited)

(in thousands except %s and per share amounts, rounding differences may exist)	2019	2020					2021
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Segment revenue:
Wealth Management	$507,979	$144,989	$115,884	$135,932	$149,384	$546,189	$154,491	$162,395
Tax Software	209,966	118,331	45,238	39,421	5,773	208,763	123,892	91,917
Total segment revenue	717,945	263,320	161,122	175,353	155,157	754,952	278,383	254,312
Operating expenses:
Cost of revenue:
Wealth Management	352,081	102,342	83,868	96,122	103,630	385,962	108,623	113,910
Tax Software	10,691	4,013	3,054	2,692	2,569	12,328	5,578	4,429
Total segment cost of revenue	362,772	106,355	86,922	98,814	106,199	398,290	114,201	118,339
Engineering and technology	30,931	8,515	7,377	6,007	5,359	27,258	7,128	7,231
Sales and marketing	126,205	79,710	40,057	31,018	26,833	177,618	77,562	34,848
General and administrative	78,529	24,728	20,200	18,605	18,625	82,158	24,685	23,832
Depreciation	5,479	1,796	1,675	1,874	1,948	7,293	2,300	3,204
Amortization of other acquired intangible assets	37,357	7,748	6,673	7,746	7,578	29,745	7,175	7,063
Impairment of goodwill and an intangible asset (1)	50,900	270,625	—	—	—	270,625	—	—
Acquisition and integration	25,763	5,682	2,824	10,276	12,303	31,085	8,103	18,169
Total operating expenses	717,936	505,159	165,728	174,340	178,845	1,024,072	241,154	212,686
Operating income (loss)	9	(241,839)	(4,606)	1,013	(23,688)	(269,120)	37,229	41,626
Other loss, net	(16,915)	(6,135)	(5,288)	(11,963)	(7,918)	(31,304)	(7,883)	(8,024)
Income (loss) before income taxes	(16,906)	(247,974)	(9,894)	(10,950)	(31,606)	(300,424)	29,346	33,602
Income tax benefit (expense)	65,054	(67,520)	59,539	(15,256)	(19,094)	(42,331)	(1,700)	(1,994)
Net income (loss)	$48,148	$(315,494)	$49,645	$(26,206)	$(50,700)	$(342,755)	$27,646	$31,608
Net income (loss) per share
Basic	$1.00	$(6.60)	$1.04	$(0.55)	$(1.05)	$(7.14)	$0.57	$0.65
Diluted	$0.98	$(6.60)	$1.03	$(0.55)	$(1.05)	$(7.14)	$0.56	$0.64
Weighted average shares outstanding:
Basic	48,264	47,827	47,941	48,039	48,107	47,978	48,261	48,508
Diluted	49,282	47,827	48,092	48,039	48,107	47,978	49,097	49,385
____________________________
(1)In the first quarter of 2020, we recognized a $270.6 million goodwill impairment related to our Wealth Management reporting unit. In the third quarter of 2019, we recognized a $50.9 million impairment of an intangible asset related to the HD Vest trade name intangible asset.

Blucora Consolidated Financial Results (Unaudited) (1)

(in thousands except %s and per share amounts, rounding differences may exist)	2019	2020					2021
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Segment revenue:
Wealth Management (1)	$507,979	$144,989	$115,884	$135,932	$149,384	$546,189	$154,491	$162,395
Tax Software (2)	209,966	118,331	45,238	39,421	5,773	208,763	123,892	91,917
Total segment revenue	$717,945	$263,320	$161,122	$175,353	$155,157	$754,952	$278,383	$254,312
Segment operating income: (3)
Wealth Management (1)	$68,292	$22,598	$11,731	$17,498	$20,368	$72,195	$19,396	$21,396
Tax Software (2)	96,249	37,753	6,659	16,234	(11,025)	49,621	50,888	63,448
Total segment operating income	$164,541	$60,351	$18,390	$33,732	$9,343	$121,816	$70,284	$84,844
Segment operating income % of revenue:
Wealth Management (1)	13%	16%	10%	13%	14%	13%	13%	13%
Tax Software (2)	46%	32%	15%	41%	(191)%	24%	41%	69%
Total segment operating income % of revenue	23%	23%	11%	19%	6%	16%	25%	33%
Unallocated corporate-level general and administrative expenses (3)	$27,361	$7,016	$5,810	$6,745	$7,118	$26,689	$5,694	$6,259
Adjusted EBITDA (4)	$137,180	$53,335	$12,580	$26,987	$2,225	$95,127	$64,590	$78,585
Other unallocated corporate-level operating expenses: (3)
Stock-based compensation	$16,300	$(1,201)	$3,904	$4,517	$2,846	$10,066	$5,610	$5,160
Acquisition and integration—Excl. change in fair value of acquisition-related contingent consideration	25,763	5,682	2,824	11,276	3,003	22,785	1,803	6,669
Acquisition and integration—Change in fair value of acquisition-related contingent consideration	—	—	—	(1,000)	9,300	8,300	6,300	11,500
Depreciation	6,851	2,420	2,412	2,620	2,710	10,162	3,243	4,102
Amortization of acquired intangible assets	37,357	7,748	6,673	7,746	7,578	29,745	7,175	7,063
Executive transition costs	—	9,184	636	405	476	10,701	—	—
Headquarters relocation costs	—	716	737	410	—	1,863	—	—
Contested proxy and other legal and consulting costs	—	—	—	—	—	—	3,230	2,465
Impairment of goodwill and intangible asset	50,900	270,625	—	—	—	270,625	—	—
Operating income (loss)	$9	$(241,839)	$(4,606)	$1,013	$(23,688)	$(269,120)	$37,229	$41,626
Unallocated other (income) loss, net: (3)
Interest expense	$19,017	$5,316	$4,840	$7,254	$7,160	$24,570	$7,183	$7,302
Amortization of debt issuance costs	1,042	313	331	362	366	1,372	363	377
Accretion of debt discounts	228	68	70	276	279	693	277	284
Total interest expense	$20,287	$5,697	$5,241	$7,892	$7,805	$26,635	$7,823	$7,963
Interest income	(449)	(14)	(11)	(2)	(38)	(65)	(2)	—
Gain on sale of a business	(3,256)	—	—	(349)	—	(349)	—	—
Non-capitalized debt issuance expenses	—	—	—	3,687	—	3,687	—	—
Other loss, net	333	452	58	735	151	1,396	62	61
Total other loss, net	$16,915	$6,135	$5,288	$11,963	$7,918	$31,304	$7,883	$8,024
Income (loss) before income taxes	$(16,906)	$(247,974)	$(9,894)	$(10,950)	$(31,606)	$(300,424)	$29,346	$33,602
Income tax (benefit) expense:
Cash	$3,564	$483	$158	$269	$362	$1,272	$1,969	$2,688
Non-cash (5)	(68,618)	67,037	(59,697)	14,987	18,732	41,059	(269)	(694)
Total income tax (benefit) expense	$(65,054)	$67,520	$(59,539)	$15,256	$19,094	$42,331	$1,700	$1,994
GAAP net income (loss)	$48,148	$(315,494)	$49,645	$(26,206)	$(50,700)	$(342,755)	$27,646	$31,608
GAAP net income (loss) per share - diluted	$0.98	$(6.60)	$1.03	$(0.55)	$(1.05)	$(7.14)	$0.56	$0.64
Non-GAAP net income (loss) (4)	$104,198	$43,561	$4,463	$15,055	$(8,999)	$54,080	$50,952	$63,122
Non-GAAP net income (loss) per share - diluted (4) (6)	$2.11	$0.90	$0.09	$0.31	$(0.19)	$1.12	$1.04	$1.28
Basic weighted average shares outstanding	48,264	47,827	47,941	48,039	48,107	47,978	48,261	48,508
Diluted weighted average shares outstanding	49,282	47,827	48,092	48,039	48,107	47,978	49,097	49,385
Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)The operations of 1st Global are included in the Company's operating results as part of the Wealth Management segment beginning May 6, 2019 when 1st Global was acquired. The operations of HKFS are included in the Company's operating results as part of the Wealth Management segment beginning July 1, 2020 when HKFS was acquired.
(2)As a highly seasonal business, almost all of the Tax Software revenue is typically generated in the first two quarters of the calendar year. In March 2020 and as a result of the COVID-19 pandemic, the Internal Revenue Service (the "IRS") extended the filing deadline for federal tax returns from April 15, 2020 to July 15, 2020. This filing extension resulted in the shifting of a significant portion of Tax Software segment revenue and segment income that is usually earned in the first and second quarters of 2020 to the third quarter of 2020. As a result of the continued impact of the COVID-19 pandemic, the IRS delayed the start of the 2021 tax season and extended the filing and payment deadline for tax year 2020 federal tax returns from April 15, 2021 to May 17, 2021. In addition, the IRS extended the federal filing and payment deadline for Texas, Louisiana, and Oklahoma to mid-June. This extension resulted in the shifting of a significant portion of Tax Software segment revenue that would typically have been expected to be earned in the first quarter of 2021 to the second quarter of 2021.
(3)We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, depreciation, amortization of acquired intangible assets, acquisition and integration costs, executive transition costs, headquarters relocation costs, contested proxy and other legal and consulting costs, impairment of goodwill and an intangible asset, other income/loss, or income taxes to the reportable segments. General and administrative costs are included in "Unallocated corporate operating expenses."
(4)Non-GAAP measure. See Reconciliation of Certain Non-GAAP Financial Measures to the Nearest Applicable GAAP Measures on page 5 for additional information.
(5)Amounts represent the non-cash portion of income taxes. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of U.S. federal net operating losses. The majority of these net operating losses will either be utilized or expire between 2021 and 2024.
(6)For periods in which non-GAAP net income is generated, non-GAAP net income per share is calculated using diluted weighted average shares outstanding. For periods in which non-GAAP net loss is generated, non-GAAP net loss per share is calculated using basic weighted average shares outstanding.

Blucora Reconciliation of Certain Non-GAAP Financial Measures to the Nearest Applicable GAAP Measures (1) (2)

	2019	2020					2021
(in thousands except per share amounts, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Adjusted EBITDA
Net income (loss) (1) (2)	$48,148	$(315,494)	$49,645	$(26,206)	$(50,700)	$(342,755)	$27,646	$31,608
Stock-based compensation	16,300	(1,201)	3,904	4,517	2,846	10,066	5,610	5,160
Depreciation and amortization of acquired intangible assets	44,208	10,168	9,085	10,366	10,288	39,907	10,418	11,165
Other loss, net	16,915	6,135	5,288	11,963	7,918	31,304	7,883	8,024
Acquisition and integration—Excluding change in fair value of HKFS Contingent Consideration	25,763	5,682	2,824	11,276	3,003	22,785	1,803	6,669
Acquisition and integration—Change in fair value of HKFS Contingent Consideration	—	—	—	(1,000)	9,300	8,300	6,300	11,500
Executive transition costs	—	9,184	636	405	476	10,701	—	—
Headquarters relocation costs	—	716	737	410	—	1,863	—	—
Contested proxy and other legal and consulting costs	—	—	—	—	—	—	3,230	2,465
Income tax (benefit) expense	(65,054)	67,520	(59,539)	15,256	19,094	42,331	1,700	1,994
Impairment of goodwill and an intangible asset	50,900	270,625	—	—	—	270,625	—	—
Adjusted EBITDA	$137,180	$53,335	$12,580	$26,987	$2,225	$95,127	$64,590	$78,585
Non-GAAP Net Income (Loss)
Net income (loss) (1) (2)	$48,148	$(315,494)	$49,645	$(26,206)	$(50,700)	$(342,755)	$27,646	$31,608
Stock-based compensation	16,300	(1,201)	3,904	4,517	2,846	10,066	5,610	5,160
Amortization of acquired intangible assets	37,357	7,748	6,673	7,746	7,578	29,745	7,175	7,063
Impairment of goodwill and an intangible asset	50,900	270,625	—	—	—	270,625	—	—
Gain on the sale of a business	(3,256)	—	—	(349)	—	(349)	—	—
Acquisition and integration—Excluding change in fair value of HKFS Contingent Consideration	25,763	5,682	2,824	11,276	3,003	22,785	1,803	6,669
Acquisition and integration—Change in fair value of HKFS Contingent Consideration	—	—	—	(1,000)	9,300	8,300	6,300	11,500
Executive transition costs	—	9,184	636	405	476	10,701	—	—
Headquarters relocation costs	—	716	737	410	—	1,863	—	—
Contested proxy and other legal and consulting costs	—	—	—	—	—	—	3,230	2,465
Non-capitalized debt issuance expenses	—	—	—	3,687	—	3,687	—	—
Cash tax impact of adjustments to GAAP net income	(2,396)	(736)	(259)	(418)	(234)	(1,647)	(543)	(649)
Non-cash income tax (benefit) expense	(68,618)	67,037	(59,697)	14,987	18,732	41,059	(269)	(694)
Non-GAAP net income (loss)	$104,198	$43,561	$4,463	$15,055	$(8,999)	$54,080	$50,952	$63,122

Non-GAAP net income (loss) per share (3)	$2.11	$0.90	$0.09	$0.31	$(0.19)	$1.12	$1.04	$1.28
Weighted average shares outstanding (3)	49,282	48,253	48,092	48,203	48,107	48,244	49,097	49,385

Notes to Reconciliations of Certain Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures on next page

Notes to Reconciliations of Certain Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures

(1) We define Adjusted EBITDA as net income (loss), determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation and amortization of acquired intangible assets, other loss, net, acquisition and integration costs, impairment of goodwill and an intangible asset, executive transition costs, headquarters relocation costs, contested proxy and other legal and consulting costs, and income tax (benefit) expense. Other loss, net primarily constitutes our interest expense, net of interest income. Acquisition and integration costs relate to the acquisition of HKFS and the acquisition of 1st Global, including the increase to the contingent liability reserve related to the regulatory inquiry assumed in the acquisition of 1st Global. The impairment of goodwill relates to the impairment of our Wealth Management reporting unit goodwill in the first quarter of 2020. The impairment of an intangible asset relates to the impairment of the HD Vest trade name intangible asset in the third quarter of 2019. Executive transition costs relate to the departure of certain company executives in the first quarter of 2020. Headquarters relocation costs relate to the process of moving from our former Dallas and Irving offices to our new headquarters.

We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

We define non-GAAP net income as net income (loss), determined in accordance with GAAP, excluding the effects of stock-based compensation, amortization of acquired intangible assets, acquisition and integration costs, impairment of goodwill and an intangible asset, gain on the sale of a business, executive transition costs, headquarters relocation costs, contested proxy and other legal and consulting costs, non-capitalized debt issuance expenses, the related cash tax impact of those adjustments, and non-cash income tax (benefit) expense. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these net operating losses will either be utilized or expire between 2021 and 2024. Gain on the sale of a business relates to the disposition of SimpleTax in the third quarter of 2019 and the subsequent working capital adjustment in the third quarter of 2020. Non-capitalized debt issuance expense relates to the expense recognized as a result of the increase to our term loan.

We believe that non-GAAP net income and non-GAAP net income per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or have not been, or are not expected to be, settled in cash. Additionally, we believe that non-GAAP net income and non-GAAP net income per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business. Non-GAAP net income and non-GAAP net income per share should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss) and net income (loss) per share. Other companies may calculate non-GAAP net income and non-GAAP net income per share differently, and, therefore, our non-GAAP net income and non-GAAP net income per share may not be comparable to similarly titled measures of other companies.

(2) As presented in the Blucora Consolidated Financial Results (unaudited) on page 3.

(3) For periods in which non-GAAP net income is generated, non-GAAP net income per share is calculated using diluted weighted average shares outstanding. For periods in which non-GAAP net loss is generated, non-GAAP net loss per share is calculated using basic weighted average shares outstanding.

Blucora Reconciliation of Trailing Twelve Month ("TTM") Adjusted EBITDA (1) (2)

	2019	2020				2021
(in thousands except per share amounts, rounding differences may exist)	TTM 4Q	TTM 1Q	TTM 2Q	TTM 3Q	TTM 4Q	TTM 1Q	TTM 2Q
Adjusted EBITDA
Net income (loss)	$48,148	$(329,516)	$(310,907)	$(274,727)	$(342,755)	$385	$(17,652)
Stock-based compensation	16,300	12,656	12,478	12,356	10,066	16,877	18,133
Depreciation and amortization of acquired intangible assets	44,208	45,022	43,276	41,749	39,907	40,157	42,237
Other loss, net	16,915	19,092	19,262	28,619	31,304	33,052	35,788
Acquisition and integration—Excluding change in fair value of HKFS Contingent Consideration	25,763	29,648	23,289	27,806	22,785	18,906	22,751
Acquisition and integration—Change in fair value of HKFS Contingent Consideration	—	—	—	(1,000)	8,300	14,600	26,100
Executive transition costs	—	9,184	9,820	10,225	10,701	1,517	881
Headquarter relocation costs	—	716	1,453	1,863	1,863	1,147	410
Contested proxy and other legal and consulting costs	—	—	—	—	—	3,230	5,695
Income tax (benefit) expense	(65,054)	(1,519)	(52,934)	(25,347)	42,331	(23,489)	38,044
Impairment of goodwill and an intangible asset	50,900	321,525	321,525	270,625	270,625	—	—
Adjusted EBITDA	$137,180	$106,808	$67,262	$92,169	$95,127	$106,382	$172,387

Blucora Net Leverage Ratio

	2019		2020								2021
(in thousands except ratio, rounding differences may exist)	4Q		1Q		2Q		3Q		4Q		1Q		2Q
DEBT:
Senior secured credit facility	$399,687		$444,375		$389,062		$563,609		$563,156		$562,703		$562,250
CASH:
Cash and cash equivalents	$80,820		$168,198		$90,081		$151,166		$150,125		$191,803		$232,409
NET DEBT (3)	$318,867		$276,177		$298,981		$412,443		$413,031		$370,900		$329,841

Last twelve months:
ADJUSTED EBITDA (1)	$137,180		$106,808		$67,262		$92,169		$95,127		$106,382		$172,387

NET LEVERAGE RATIO (1) (4)	2.3	x	2.6	x	4.4	x	4.5	x	4.3	x	3.5	x	1.9	x
____________________________
(1) Non-GAAP measure using Adjusted EBITDA for the last twelve months. Adjusted EBITDA for the trailing twelve month period is reconciled to the nearest GAAP measure in the top table on this page.
(2) For additional information on Adjusted EBITDA and its use as a non-GAAP measure, see page 6.
(3) We define net debt, a non-GAAP financial measure, as cash and cash equivalents less the outstanding principal of debt. Management believes that the presentation of this non-GAAP financial measure provides useful information to investors because it is an important liquidity measurement that reflects our ability to service our debt.
(4) Net leverage ratio is calculated by dividing net debt by Adjusted EBITDA for the trailing twelve months.

Blucora Reconciliation of Operating Free Cash Flow (1)

	2019	2020					2021
(in thousands, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Net cash provided by (used in) operating activities	$92,804	$46,864	$(12,490)	$940	$8,765	$44,079	$53,722	$43,549
Purchases of property and equipment	(10,501)	(7,715)	(11,357)	(9,639)	(7,291)	(36,002)	(8,598)	(4,946)
Operating free cash flow	$82,303	$39,149	$(23,847)	$(8,699)	$1,474	$8,077	$45,124	$38,603
____________________________
(1) We define operating free cash flow, which is a non-GAAP measure, as net cash provided by (used in) operating activities less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by our businesses, after the purchases of property and equipment, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

Blucora Operating Metrics - Wealth Management

	2019	2020					2021
(in thousands except %s, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Segment revenue	$507,979	$144,989	$115,884	$135,932	$149,384	$546,189	$154,491	$162,395
Less: Financial professional commission payout	$(348,003)	$(100,804)	$(82,656)	$(94,794)	$(102,610)	$(380,864)	$(107,211)	$(112,164)
Segment net revenue (1)	$159,976	$44,185	$33,228	$41,138	$46,774	$165,325	$47,280	$50,231
Segment income (2)	$68,292	$22,598	$11,731	$17,498	$20,368	$72,195	$19,396	$21,396
Segment income % of revenue	13%	16%	10%	13%	14%	13%	13%	13%
Segment income % of net revenue	43%	51%	35%	43%	44%	44%	41%	43%

(in thousands except %s, rounding differences may exist)			2019	2020					2021
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Financial professional-driven	Advisory	- Advisory asset levels	$252,367	$78,757	$66,303	$82,612	$87,079	$314,751	$91,119	$96,508
	Commission	- Transactions - Asset levels - Product mix	191,050	50,580	39,836	44,921	49,864	185,201	52,534	51,702
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	48,182	10,579	3,981	4,351	4,777	23,688	5,329	5,526
	Transaction and fee	- Account activity - Number of clients - Number of financial professionals - Number of accounts	16,380	5,073	5,764	4,048	7,664	22,549	5,509	8,659
	Total revenue		$507,979	$144,989	$115,884	$135,932	$149,384	$546,189	$154,491	$162,395
	Total recurring revenue (3)		$422,128	$119,255	$100,004	$117,822	$127,863	$464,944	$130,755	$138,900
	Recurring revenue rate (3)		83.1%	82.3%	86.3%	86.7%	85.6%	85.1%	84.6%	85.5%
____________________________
(1) Non-GAAP financial measure represents segment revenue less financial professional commission payout.
(2) Excludes expenses associated with non-recurring projects.
(3) Recurring revenue consists of trailing commissions, advisory fees, fees from cash sweep programs, and certain transaction and fee revenue.

Blucora Operating Metrics - Wealth Management (continued)

(in thousands except %s and as otherwise indicated, rounding differences may exist)	2019	2020					2021
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
Total client assets	$70,644,385	$61,014,454	$68,519,998	$76,152,721	$82,961,244	$82,961,244	$84,776,191	$87,814,790
Brokerage assets	$43,015,221	$37,395,490	$41,964,610	$43,733,735	$47,357,687	$47,357,687	$48,001,320	$48,373,805
Advisory assets	$27,629,164	$23,618,964	$26,555,388	$32,418,986	$35,603,557	$35,603,557	$36,774,871	$39,440,985
% of total client assets	39.1%	38.7%	38.8%	42.6%	42.9%	42.9%	43.4%	44.9%
Number of financial professionals (in ones) (1)	3,984	3,945	3,862	3,975	3,770	3,770	3,718	3,606
Advisory and commission revenue per financial professional (2)	$111.3	$32.8	$27.5	$32.1	$36.3	$111.3	$38.6	$41.1

Quarterly production retention rate: (3)
Financial professional-driven revenue (4)	$443,417	$495,837	$492,498	$491,829	$499,952	$499,952	$514,268	$556,339
Financial professional-driven revenue related to independent financial professionals who departed in the quarter (4)	$10,770	$4,586	$11,445	$5,366	$19,101	$19,101	$8,127	$9,881
Financial professional-driven revenue, less that related to independent financial professionals who departed in the quarter (4)	$432,647	$491,251	$481,053	$486,463	$480,851	$480,851	$506,141	$546,458
Quarterly production retention rate (3)	97.6%	99.1%	97.7%	98.9%	96.2%	96.2%	98.4%	98.2%
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(1) The increase in financial professionals in the third quarter of 2020 resulted from the addition of 19 in-house financial professionals (licensed financial planning consultants, which are employees of HKFS) and 131 licensed referring representatives at CPA firms that partner with HKFS.
(2) Full year advisory and commission revenue per financial professional is based upon a full year of advisory and commission revenue.
(3) Quarterly production retention rate is a non-GAAP financial measure. We believe quarterly production retention rate is an important measure of our quarterly retention of financial professional-driven revenue (which consists of advisory revenue and commission revenue). Management uses quarterly production retention rate to measure the impact of financial professional departures on our business. Quarterly production retention rate is calculated by dividing (x) the difference of (i) total financial professional-driven revenue for the trailing-twelve-month period then ended minus (ii) financial professional-driven revenue for the trailing-twelve-month period then ended related to independent financial professionals that departed in the quarter by (y) total financial professional-driven revenue for the trailing-twelve-month period then ended. As quarterly production retention rate is a measure of retention during a quarter, it also includes quarterly production from independent financial professionals who departed in prior quarters in the trailing-twelve-month period, and therefore does not show production retention rate over longer periods of time.
(4) For the trailing-twelve-month period then ended.

Blucora Operating Metrics - Tax Software

(in thousands except %s and as otherwise indicated, rounding differences may exist)	Six months ended June 30,			Year-to-date period ended July 16,
	2021	2020	% change	2021 (1)	2020 (1)	% change
Total e-files (2)	5,049	4,595	10%	5,421	5,149	5%
Consumers
E-files (2)	2,939	2,734	7%	3,122	3,113	—%
Preparers
E-files	2,110	1,861	13%	2,299	2,036	13%
Units sold (in ones)	20,692	20,087	3%	20,711	20,207	2%
E-files per unit sold (in ones)	102.0	92.6	10%	111.0	100.8	10%
(1)Tax season begins on the first day that the IRS begins accepting e-files and ends on filing deadline day plus one day. Due to the impact of the COVID-19 pandemic, the IRS extended the filing deadlines for federal tax returns relating to the 2020 and 2019 tax years to May 17, 2021 (with the filing deadline extended to June 15, 2021 for Texas, Louisiana, and Oklahoma) and July 15, 2020, respectively. In order to provide comparable tax season data, we provided the above metrics for the year-to-date periods ended July 16, 2021 and 2020 as these periods capture the activity of the entire tax season for each year.
(2)We participate in the Free File Alliance that is part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines. Free File Alliance e-files are included within total e-files and consumer e-files above.